                           [SC BANCORP LOGO]



                                                                April 12, 1996


Dear Fellow Shareholder:

Our officers and directors join me in inviting you to attend the 1996 Annual Meeting of Shareholders of SC Bancorp. The formal notice of this meeting and the proxy statement accompanying this letter.

By attending the meeting, you will have an opportunity to hear the plans for our company's future, to meet your officers and directors, and to participate in the business of the meeting. If it is not possible for you to attend, please return the enclosed blue proxy card immediately to ensure your share will be voted. Since mail delays occur frequently, it is important the proxy be returned well in advance of the meeting.

We look forward to seeing you on May 23, 1996, at 1:30 p.m. in the Laguna Newport Room of the Doubletree Hotel, 100 The City Drive, Orange, California (714 634-4500). A map is attached for your convenience.


                                       Very truly yours,


                                       /s/ LARRY D. HARTWIG
                                           -------------------------------
                                           Larry D. Hartwig
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

LDH:hs

Enclosures

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        SC BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                   SC BANCORP

                            3800 EAST LAPALMA AVENUE
                            ANAHEIM, CALIFORNIA 92807

                                _________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 1996
                                _________________

TO THE SHAREHOLDERS OF SC BANCORP:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of SC Bancorp (the "Company") to be held on May 23, 1996, at 1:30 p.m., at the Doubletree Hotel, 100 The City Drive, Orange, California 92668, for the following purposes:

1. To elect the following three directors of the Company to hold office until the 1999 annual meeting of shareholders:

     N. Keith Abbott               Robert C. Ball           William C. Greenbeck

2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Public Accountants for 1996.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 1, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             By Order of the Board of Directors


                                             /s/ WILLIAM C. GREENBECK
                                                 ------------------------------
                                                 William C. Greenbeck
                                                 SECRETARY

April 12, 1996

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                   SC BANCORP
                            3800 EAST LAPALMA AVENUE
                            ANAHEIM, CALIFORNIA 92807



                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 1996


                                 PROXY STATEMENT



                                  INTRODUCTION

     This Proxy Statement is being furnished by SC Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders currently scheduled to be held at the Doubletree Hotel, 100 The City Drive, Orange, California 92668, on May 23, 1996 at 1:30 p.m. or at any adjournments or postponement thereof (the "Annual Meeting"), for the purposes set forth herein and in the foregoing Notice.

     This Proxy Statement and the accompanying Proxy are first being mailed to the Company's shareholders on approximately April 15, 1996. The Annual Report to Shareholders for the fiscal year ended December 31, 1995 is being mailed to shareholders prior to or contemporaneously with this Proxy Statement.

                                     VOTING

     There were 7,472,805 shares of the Company's common stock (the "Common Stock") issued and outstanding on April 1, 1996, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of
and to vote at the Annual Meeting (the "Record Date").   For each matter
submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date.

     The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by an appointed inspector of election. The inspector of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote.
Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote or that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.

                             REVOCABILITY OF PROXIES

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. Such revocation may be effected by a writing delivered to the Company stating that the proxy is revoked or by executing a subsequent proxy and presenting it at the meeting, or by attendance at the meeting and voting in person.


                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD

                    BOARD MEETINGS AND DIRECTOR COMPENSATION

     During 1995, there were twelve meetings of the Board of Directors of the Company and twelve meetings of the Board of Directors of Southern California Bank (the "Bank"). Directors of the Company receive $200 for each Board meeting attended, are fully compensated for the first excused absence and partially compensated for the second and third excused absences. Directors of the Bank receive $800 for each Board meeting attended, except for the Chairman of the Board, Mr. H.A. Beisswenger, who receives $1300 for each Board meeting attended, are fully compensated for the first excused absence and are partially compensated for the second and third excused absences. Directors also receive $100 and $400 for attendance at any special Board meeting of the Company or the Bank, respectively. Directors attending standing committees of the Company or the Bank receive $250 per meeting, except as noted below. Pursuant to the terms of his employment agreement, Mr. Hartwig, President and Chief Executive Officer of the Company and the Bank, did not receive fees for services as a Director in 1995 and will not receive fees for services as a Director in 1996. None of the incumbent Directors attended less than seventy-five percent (75%) of all Board and committee meetings held during the period for which he has been a Director. All Directors are eligible to participate in the Company's stock option plan.

                                BOARD COMMITTEES

     Set forth below is information concerning certain standing committees of the Boards of Directors of the Company and the Bank.

     NOMINATING COMMITTEE. The Company's Nominating Committee currently consists of five Directors: H.A. Beisswenger, James E. Cunningham, Larry D. Hartwig, Irving J. Pinsky and Donald E. Wood. Mr. Wood is chairman of the committee. The committee met once in 1995. In addition, the By-laws of the Company set forth certain procedures for nominations to the Board of Directors made by persons other than the Board of Directors, which require written notice (including certain specified information concerning the nominee and the shareholder making the nomination) to the Company on or before the later of the close of business 21 days prior to any meeting of the shareholders called for the election of Directors and ten days after the date of mailing of notice of the meeting to shareholders. The notification must be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee.

     AUDIT & COMPLIANCE COMMITTEE. The Company's Audit & Compliance Committee currently consists of four non-employee Directors: Robert C. Ball, James E. Cunningham, Irving J. Pinsky and Peer A. Swan. Mr. Swan is chairman of the committee. The Company Audit & Compliance Committee met five times in 1995. The Audit & Compliance Committee of the Company reviews audits and considers the adequacy of auditing procedures for the Company. Members of the Company's Audit & Compliance Committee who are also members of the Bank's Audit & Compliance Committee are not separately compensated for meetings of the Company's Audit & Compliance Committee.

     The Company does not maintain a standing compensation committee. The Bank, however, has a standing Compensation & Benefits Committee, as described below.

     COMPENSATION & BENEFITS COMMITTEE. The Bank's Compensation & Benefits Committee currently consists of five non-employee Directors: N. Keith Abbott, Robert C. Ball, H.A. Beisswenger, William C. Greenbeck and Irving J. Pinsky. Mr. Greenbeck is chairman of the committee. The committee met eight times in 1995. The Compensation & Benefits Committee is responsible for reviewing and approving, within their authority, compensation, benefits, training and other human resource policies and making recommendations concerning such matters to the Board of Directors.


                       NOMINEES FOR ELECTION AS DIRECTORS

     The Company's By-laws currently provide that the Board of Directors will consist of nine Directors divided into three classes, Class I, Class II and Class III, each having three Directors. Class I Directors currently hold office until the 1997 annual meeting of shareholders, Class II Directors currently hold office until the 1998 annual meeting of shareholders and Class III Directors currently hold office until the 1996 annual meeting of shareholders. Messrs. Abbott, Ball and Greenbeck have been nominated to be elected as Class III Directors at the Annual Meeting to hold office until the 1999 annual meeting.

     Certain information regarding the Company's nominees for election as Directors and all other Directors, including their respective business addresses, ages, principal occupations (including terms as Director of the Company and the Bank) and information regarding the aggregate number of shares of Common Stock beneficially owned by each of them as of April 1, 1996, is set forth in the tables below. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (the "Commission") and may not necessarily indicate ownership for any other purpose. Unless otherwise stated, each Director, including nominees, has sole voting power and sole investment power with respect to the shares of Common Stock beneficially owned by such Director and each Director is the beneficial owner of all shares owned of record by such Director.

                            BIOGRAPHICAL INFORMATION

                                               Terms As
                                              Director Of
                                              The Company           Principal Occupations
  Name, Address and Class         Age         And The Bank          During Past Five Years
- ------------------------------    ---        ---------------        ----------------------
N. Keith Abbott                    72        1992-Present(1)     Currently retired; Commissioner,
SC Bancorp                                                       Los Angeles County Civil Service
3800 East La Palma Avenue                                        Commission, November 1980 to
Anaheim, CA 92807                                                July 1991.
Class I



Robert C. Ball                     46        1995(2)             General Production Manager,
Adohr Farms                                                      Adohr Farms since August 1992;
4002 West Westminster                                            Assistant General Production
Santa Ana, CA 92702                                              Manager, Adohr Farms, May 1991
Class III                                                        to August 1992; General
                                                                 Production Manager, Main Street
                                                                 Dairy, August 1988 to May 1991;
                                                                 Partner, Woodruff Properties
                                                                 since 1986 (property management
                                                                 and investment).


H.A. Beisswenger                   70        1984-1990,          Chairman of the Board of the
SC Bancorp                                   1992-Present        Company and the Bank since June
3800 East LaPalma Avenue                                         1992; Currently retired;
Anaheim, CA 92807                                                Consultant to the Company and
Class I                                                          the Bank, June 1990 to June 1992.


James E. Cunningham                54        1992-Present(3)     Chairman and President, Security
Security Express, Inc.                                           Express, Inc. since 1975
7100 Honold Avenue                                               (domestic air freight forwarding).
Garden Grove, CA  92641
Class II


William C. Greenbeck               48        1981-Present(4)     Secretary of the Company since
Downey Land Limited                                              1981; Secretary of the Bank
9530 East Imperial Highway                                       since 1984; Managing General
Suite S                                                          Partner, Downey Land Limited
Downey, CA 90242                                                 since 1975 (developer and
Class III                                                        manager of industrial and
                                                                 commercial real property).


Larry D. Hartwig                   55        1990-Present        President and Chief Executive
SC Bancorp                                                       Officer of the Company and the
3800 East LaPalma Avenue                                         Bank since May 1990; Executive
Anaheim, CA 92807                                                Vice President of the Company
Class I                                                          and the Bank, January 1990 to
                                                                 May 1990.


Irving J. Pinsky                   74        1981-Present(4)     President, Marsuda Rodgers
Marsuda Rodgers International                                    International since 1977
5610 Union Pacific Avenue                                        (importing company); General
Los Angeles, CA  90022                                           Partner, Pentagon Investment
Class II                                                         since 1951 (family investment
                                                                 partnership); President,
                                                                 Pentagon Leasing since 1975
                                                                 (equipment leasing); President,
                                                                 Hessmer Corp. since 1988
                                                                 (incorporated property holdings).

                                               Terms As
                                              Director Of
                                              The Company           Principal Occupations
  Name, Address and Class         Age         And The Bank          During Past Five Years
- ------------------------------    ---        ---------------        ----------------------
Peer A. Swan                       51        1992-Present(5)     Treasurer, Pacific Scientific
Pacific Scientific Company                                       Company since 1982 (design,
620 Newport Center Drive                                         manufacture and marketing of
Suite 700                                                        technology-based proprietary
Newport Beach, CA  92660                                         products); Director, Irvine
Class III                                                        Ranch Water District since 1979;
                                                                 Director, National Water
                                                                 Research Institute since 1991;
                                                                 Director and Vice Chairman,
                                                                 County Sanitation Districts of
                                                                 Orange County since 1986.


Donald E. Wood                     72        1981-1991,(4)       President, Community Pontiac and
Community Pontiac and Honda                  1992-Present        Honda since 1946 (automobile
13839 East Whittier Boulevard                                    dealership).
Whittier, CA 90605
Class II

- -----------------------


(1) Mr. Abbott was appointed in February, 1996, to fill the vacancy as a Class I Director created by the resignation of Mr. LeGrande Coates, Jr. Mr. Abbott is being nominated to serve as a Class III Director. It is anticipated that Mr. Abbott will resign as a Class I Director immediately prior to the Annual Meeting.

(2) Mr. Robert C. Ball was appointed in March 1995 to fill the vacancy as a Class III Director created by the death of Mr. John L. Ball.

(3)       Became a Director of the Company in 1993.

(4)       Became a Director of the Bank in 1982.

(5) It is anticipated that Mr. Swan will be appointed to fill the vacancy as a Class I Director upon the resignation of Mr. Abbott.

                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

     The following table gives certain information as of April 1, 1996 as to each executive officer who is not also a Director of the Company.


          Name                Age                      Position
          ----                ---                      --------
Michael V. Cummings. . . . .   54       Executive Vice President, Assistant
                                        Secretary of the Company; Chief
                                        Credit Officer and Chief
                                        Administrative Officer of the Bank


David A. McCoy . . . . . . .   54       Executive Vice President, Assistant
                                        Secretary of the Company; Executive
                                        Vice President / Chief Operating
                                        Officer of the Bank

Ann E. McPartlin . . . . . .   45       Executive Vice President / Director
                                        of Human Resources of the Bank

Mark B. Metzinger. . . . . .   54       Executive Vice President / Corporate
                                        Banking of the Bank

Bruce W. Roat. . . . . . . .   40       Executive Vice President and Chief
                                        Financial Officer of both the Company
                                        and the Bank; Assistant Secretary of
                                        the Company


     MICHAEL V. CUMMINGS has served as the Bank's Executive Vice President since October 1992 and as the Bank's Chief Administrative Officer since June 1995.
Mr. Cummings has served as Chief Credit Officer of the Bank since March 1992 and as Assistant Secretary of the Company since December 1994. Mr. Cummings previously served as Senior Vice President of the Bank from March 1992 until October 1992 and as Vice President and Senior Credit Administrator from December 1991 to March 1992. Mr Cummings served as Senior Vice President and Group Credit Officer of the Bank of California from July 1987 to June 1991.

     DAVID A. MCCOY has served as the Company's Executive Vice President since March 1992 and as Assistant Secretary since April 1993. Mr. McCoy has served as Executive Vice President and Chief Operating Officer of the Bank since March, 1992. From November 1989 to March 1992, Mr McCoy was President of AJ Acceptance Corporation, a privately held automobile finance company.

     ANN E. MCPARTLIN has served as the Bank's Executive Vice President / Director of Human Resources since April 1994. Ms. McPartlin served as Senior Vice President - Human Resources for the Bank from September 1992 to April 1994. From February 1986 until August 1992, Ms. McPartlin served as Vice President of First Interstate Bank of California.

     MARK B. METZINGER has served as the Bank's Executive Vice President / Corporate Banking since May 1995. Mr. Metzinger served as Executive Vice President - Corporate Banking Division of Independence One Bank from January 1991 until April 1995.

     BRUCE W. ROAT has served as the Company's and the Bank's Executive Vice President/Chief Financial Officer since March 1995 and as Assistant Secretary of the Company since April 1995. Mr. Roat served as Executive Vice President and Director of Finance for First Los Angeles Bank (San Paolo Banking Group) from April 1994 until February 1995. From December 1991 to March 1994, Mr. Roat was Executive Vice President and Chief Financial Officer of California Republic Bank and Cal Rep Bancorp, Inc. Mr. Roat served as Vice President: Manager, Acquisition Planning and Analysis for First Interstate Bank of California from September 1990 to December 1991.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                  AND MANAGEMENT

     The following table sets forth, as of April 1, 1996, the beneficial owners of more than 5% of the outstanding Common Stock, as known to the Company. In addition, the table sets forth information concerning beneficial ownership of the Company's Common Stock by all Directors and nominees of the Company and the Bank, by each of the Executive Officers named in the Summary Compensation Table on page 9 and by all Directors and executive officers of the Company and the Bank as a group. The number of shares beneficially owned by each Director or executive officer is determined under rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 1, 1996 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

                                    Amount and Nature
   Beneficial Owner              of Beneficial Ownership     Percent of Class**
   ----------------              -----------------------     ------------------
Basswood Partners L.P.,             718,209 shares (1)              9.61%
Bennett Lindenbaum,
Matthew Lindenbaum
52 Forest Avenue
Paramus, NJ  07852

Frank Neeld Tomlinson               406,090 shares (2)              5.43%
P.O. Box 2577
Capistrano Beach, CA  92624

N. Keith Abbott                       6,347 shares (3)                *

Robert C. Ball                       42,145 shares (4)                *

H.A. Beisswenger                     31,656 shares (5)                *

Michael V. Cummings                  39,250 shares (6)                *

James E. Cunningham                  37,711 shares (7)                *

William C. Greenbeck                168,747 shares (8)              2.26%

Larry D. Hartwig                     89,057 shares (9)              1.18%

David A. McCoy                      44,500 shares (10)                *

Mark B. Metzinger                    3,000 shares (11)                *

Irving J. Pinsky                   186,218 shares (12)              2.49%

Bruce W. Roat                       14,000 shares (13)                *

Peer A. Swan                        20,122 shares (14)                *

Donald E. Wood                     106,485 shares (15)              1.42%

All Directors and executive
officers as a group (14                 813,238 shares             10.62%
persons including those named above)
- --------------------------

*    Represents holdings of less than 1%.

** In computing the percentage of shares beneficially owned, the number of shares which the person or group has the right to acquire within 60 days of April 1, 1996 are deemed outstanding for the purposes of computing the percentage of Common Stock beneficially owned by such person or group, but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(1) Based on Schedule 13D filed with the Commission on December 27, 1995. Basswood Partners, L.P., Mr. Bennett Lindenbaum and Mr. Matthew Lindenbaum have shared voting and investment power as to 718,209 shares.

(2) Based on Schedule 13D filed with the Commission on February 17, 1996. Mr. Frank N. Tomlinson has shared voting power as to 306,090 shares and sole voting power as to 100,556 shares.

(3) Mr. N. Keith Abbott has sole voting and investment power as to 3,347 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(4) Mr. Robert C. Ball has shared voting and investment power as to 17,223 shares and sole voting and investment power as to 24,922 shares.

(5) Mr. Beisswenger has shared voting and investment power as to 28,656 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(6) Mr. Cummings has shared voting and investment power as to 7,250 shares. Includes 32,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(7) Mr. Cunningham has shared voting power as to 16,408 shares and sole voting power as to 18,303 shares. Mr. Cunningham has sole investment power over 34,711 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(8) Mr. Greenbeck has sole voting and investment power as to 103,174 shares and shared voting and investment power as to 50,000 shares. Includes 9,073 shares held by Aileen G. Lima, Mr. Greenbeck's mother, as to which shares Mr. Greenbeck disclaims beneficial ownership. Includes 6,500 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(9) Mr. Hartwig has sole voting and investment power as to 20,000 shares and shared voting and investment power as to 5,057 shares. Includes 64,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(10) Mr. McCoy has sole voting and investment power as to 17,500 shares. Includes 27,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(11) Mr. Metzinger's ownership consists of 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(12) Mr. Pinsky has shared voting and investment power as to 18,000 shares and sole voting and investment power as to 161,718 shares. Includes 6,500 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(13) Mr. Roat's ownership consists of 14,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(14) Mr. Swan has sole voting and investment power as to 17,122 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(15) Mr. Wood has sole voting and investment power as to 103,485 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services rendered in all capacities to the Company and the Bank for the fiscal years ended December 31, 1995, 1994 and 1993, for those persons who were, at December 31, 1995, (i) the chief executive officer and (ii) the top four most highly paid executive officers of the Company or the Bank, excluding the chief executive officer, whose earned compensation exceeded $100,000 in 1995 (the "Named Executive Officers"). Executive compensation currently is not paid by the Company but rather is paid by the Bank.

                                                     SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                            LONG-TERM     All OTHER
                                             ------------------------------------------------------  COMPENSATION   COMPENSATION
                                                                                                     ------------   ------------

                                                                                                        AWARDS

                                                                                                      Securities
                                                                                       Other          Underlying
      Name and                                                                         Annual          Options
  Principal Position                          Year     Salary ($)      Bonus ($)   Compensation ($)*     (#)           ($)
  ------------------                          ----     ----------      ---------   -----------------   -------       -------

Larry D. Hartwig                              1995     $  220,000      $    --        $      --         30,000     $  6,550(1)
 President &                                  1994        196,750         74,581             --         40,000       19,070(2)
 Chief Executive Officer                      1993        190,000             --             --         20,000       21,705(3)

David A. McCoy                                1995     $  147,250      $      --             --         15,000     $  5,378(4)
 Executive Vice President,                    1994        142,000         39,820      $  21,635(5)      15,000        4,865(6)
 Assistant Secretary                          1993        137,000             --         14,425(7)       7,500        3,871(8)
 & Chief Operating Officer

Mark B. Metzinger                             1995     $   82,666(9)   $  60,000(10)  $      --          7,500     $  5,426(11)
 Executive Vice President                     1994             --             --             --             --           --
 Corporate Banking                            1993             --             --             --             --           --

Michael V. Cummings                           1995     $  132,125      $      --      $      --         20,000     $  5,110(12)
 Executive Vice President,                    1994        121,417         31,788             --         25,000        3,915(13)
 Assistant Secretary,                         1993        113,336             --             --          7,500        2,880(14)
 Chief Administrative Officer
 & Credit Officer

Bruce W. Roat                                 1995     $  109,218(15)  $  10,000(16)  $      --         35,000     $     --
 Executive Vice President,                    1994             --             --             --             --           --
 Assistant Secretary                          1993             --             --             --             --           --
 & Chief Financial Officer                      --             --             --

- -------------------------

* Other annual compensation, where none is specified, is less than 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(1) Includes $4,500 as a Bank matching contribution to a 401(k) plan and $2,050 as a supplemental life insurance premium.

(2) Includes $2,600 earned ($2,400 of which was paid in 1994) from the Company as director's fees, $10,200 earned ($9,400 of which was paid in 1994) from the Bank as director's fees, $4,500 as a Bank matching contribution to a 401(k) plan and $1,770 as a supplemental life insurance premium.

(3) Includes $2,600 received from the Company as director's fees, $10,800 received from the Bank as director's fees, $3,365 as a Bank matching contribution to a 401(k) plan, and $4,940 as a supplemental life insurance premium.

(4) Includes $4,418 as a Bank matching contribution to a 401(k) plan, and $960 as a supplemental life insurance premium.

(5) Includes $13,286 in lease payments on a Bank automobile, $4,550 of which was a new lease down payment. All other perquisites were less than 25% of total perquisites.

(6) Includes $3,905 as a Bank matching contribution to a 401(k) plan and $960 as a supplemental life insurance premium.

(7) Includes $8,235 in lease payments on a Bank automobile and $3,708 in country club membership dues. All other perquisites were less than 25% of total perquisites.

(8) Includes $2,911 as a Bank matching contribution to a 401(k) plan and $960 as a supplemental life insurance premium.

(9) Mr. Metzinger became employed by the Bank on May 1, 1995. Salary represents compensation earned as an employee of the Bank.

(10) Business retention bonus as a result of the acquisition of most of the Corporate and Private Banking Division of Independence One Bank of California.

(11) Includes $4,280 as a Bank matching contribution to a 401(k) plan and $1,146 as a supplemental life insurance premium.

(12) Includes $3,964 as a Bank matching contribution to a 401(k) plan and $1,146 as a supplemental life insurance premium.

(13) Includes $3,332 as a Bank matching contribution to a 401(k) plan and $583 as a supplemental life insurance premium.

(14) Includes $2,297 as a Bank matching contribution to a 401(k) plan and $583 as a supplemental life insurance premium.

(15) Mr. Roat became employed by the Bank on March 17, 1995. Salary represents compensation earned as an employee of the Bank.

(16) Hiring bonus.

                               STOCK OPTION GRANTS


     Set forth below is information concerning grants of stock options during 1995 to the Named Executive Officers.

                                                                                           Potential Realizable Value
                                                                                            at Assumed Annual Rates
                                                                                                of Stock Price
                                                                                            Appreciation for Option
                                                    Individual Grants                              Term(1)
                                ----------------------------------------------------------------------------------------

                                 Number of   Percentage of
                                Securities   Total Options
                                Underlying     Granted to    Exercise or
                                 Options      Employees in  Base Price(3)   Expiration
        Name                    Granted(2)     Fiscal 1995  ($ per share)      Date             5%            10%
        ----                    ----------     -----------  -------------      ----             --            ---

Michael V. Cummings               20,000          11.4%        $ 5.188      6/19/2005       $ 65,254      $ 165,367

Larry D. Hartwig                  30,000          17.2%          5.188      6/19/2005         97,881        248,050

David A. McCoy                    15,000           8.6%          5.188      6/19/2005         48,941        124,025

Mark B. Metzinger                  7,500           4.3%          4.625      4/30/2005         21,815         55,283

Bruce W. Roat                     35,000          20.0%          5.000      3/16/2005        110,057        278,905

- --------------------

(1) Potential realizable value at assumed annual rates of stock price appreciation for option term. The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

(2) Options were granted on June 20, 1995 to Messrs. Hartwig, McCoy and Cummings. Options were granted on May 1, 1995 to Mr. Metzinger and on March 17, 1995 to Mr. Roat. The options become exercisable in installments of 20% at the date of grant and 20% upon each anniversary date.

(3) The exercise price of options granted is equal to the closing market price of the Company's Common Stock on the date of such grant.

                             FISCAL YEAR-END VALUES
                          OF UNEXERCISED STOCK OPTIONS


     Set forth below is information with respect to the unexercised options to purchase Common Stock held by the Company's Named Executive Officers on December 31, 1995. None of the Named Executive Officers exercised any stock options during 1995.

                                   NUMBER OF SECURITIES
                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                     OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                    DECEMBER 31, 1995           DECEMBER 31, 1995 (1)

        NAME                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----                   -----------   -------------   -----------   -------------

Michael V. Cummings               30,500         37,000      $  15,748       $ 31,867

Larry D. Hartwig                  61,000         59,000         23,622         49,488

David A. McCoy                    25,500         27,000         10,311         21,557

Mark B. Metzinger                  1,500          6,000          2,250          9,000

Bruce W. Roat                      7,000         28,000          7,875         31,500

- --------------------

(1)  As of December 29, 1995, the last reported closing price was $6.125.


                              EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Larry D. Hartwig, President and Chief Executive Officer of the Company and the Bank, and David A. McCoy, Executive Vice President of the Company and the Bank and Chief Operating Officer of the Bank.

     The Company has an agreement with Mr. Hartwig to serve as President and Chief Executive Officer of the Company and the Bank for a term expiring on June 30, 1997. The agreement provides for a minimum base salary of $210,000 per year with increases in base salary as determined by the Board of Directors of the Company. Mr. Hartwig's base salary currently is $220,000. The agreement also provides Mr. Hartwig with use of an automobile with reasonable operating costs of such automobile being paid by the Company. Under the agreement, Mr. Hartwig is entitled to participate in benefits available to employees and executive officers of the Company and the Bank, including vacation, health and life insurance, and incentive and deferred compensation benefits. Pursuant to the agreement, the Company and the Bank provide Mr. Hartwig with term life insurance in the amount of $400,000 during the term of the agreement.

     Pursuant to the agreement, the Boards of Directors of the Company and the Bank shall annually consider the grant to Mr. Hartwig of stock options.
Pursuant to the agreement, Mr. Hartwig also has the use of a country club membership for business purposes. Mr. Hartwig may purchase such membership interest at the then fair market value of such membership during the term of the agreement.

     If the Company and the Bank terminate Mr. Hartwig's employment without cause, Mr. Hartwig shall be entitled to (i) 18 months base salary, (ii) full vesting of his stock options and (iii) continuation of insurance benefits for 12 months. In the event of any voluntary or involuntary dissolution of the Company or the Bank or any merger or consolidation where the Company or the Bank is not the surviving or resulting corporation or any transfer of all or substantially all of the assets of the Company or the Bank, the agreement shall be binding on and inure to the benefit of the surviving or resulting corporation or the corporation to which such assets shall be transferred. The Company and the Bank must also use their reasonable best efforts to cause Mr. Hartwig to be elected as a Director of the Company and the Bank during the term of his agreement.

     If Mr. Hartwig's employment is terminated following a change in control, and such termination is a "covered termination," Mr. Hartwig shall receive a payment equal to two times the highest annual base salary paid to him within the three years preceding the termination and the Company and the Bank shall continue to maintain Mr. Hartwig's benefits, including life insurance and health and disability benefits for a 30 month period following the termination. A covered termination is (i) termination of employment by the Company or the Bank other than for "cause," or the disability of Mr. Hartwig or (ii) termination by Mr. Hartwig for "good reason."

     The Company has an employment agreement with Mr. McCoy to serve as Executive Vice President of the Company and the Bank and Chief Operating Officer of the Bank for a term expiring on March 24, 1997. The agreement provides for an initial base salary of $130,000 per year with increases in base salary as determined by the Board of Directors of the Company. Mr. McCoy's base salary currently is $152,500. The agreement also provides Mr. McCoy with a leased automobile with maintenance and insurance being paid by the Company. Under the agreement, Mr. McCoy is entitled to participate in benefits available to employees and executive officers of the Company and the Bank, including vacation, and health, life and accident insurance.

     Pursuant to the agreement, Mr. McCoy was granted stock options on March 18, 1992 to acquire 7,500 shares. The stock options have a ten-year term and vest at twenty percent on the date of the grant and twenty percent on each grant date anniversary. Mr. McCoy also has the use of a country club membership for business purposes.

     If the Company and the Bank terminate Mr. McCoy's employment without cause, Mr. McCoy shall be entitled to six months' pay unless such termination is preceded by a change in control (as defined below).

                          CHANGE IN CONTROL AGREEMENTS

     In order to assure continuity of management and to provide Michael V. Cummings, Mark B. Metzinger, David McCoy and Bruce W. Roat (individually, an "Executive," and collectively, the "Executives") with certain termination benefits in the event the Executive's employment is terminated following a change in control, the Company and the Bank have entered into change in control agreements (the "Agreements") with the Executives for a term initially expiring on July 31, 1996, but such Agreements will continue automatically each year for one additional year unless the Company shall give the Executives notice that it does not wish to extend the expiration date of the Agreements. A "change in control" shall be deemed to have occurred if (i) the Company consummates a merger or consolidation with another corporation and the beneficial owners of the outstanding shares entitled to vote in the election of directors preceding the transaction will beneficially own fifty percent or less of the outstanding shares of the corporation resulting from the transaction or (ii) thirty percent of the Company's securities then entitled to vote in the election of directors shall be acquired or (iii) during any period of 24 consecutive months, individuals who at the beginning of such period were members of the board of directors of the Company shall cease to constitute a majority of the board of directors of the Company or any successor to the Company or (iv) the Company shall sell substantially all of its assets to another corporation. The Executive will be entitled to receive the following benefits if, following a change in control, the Executive is terminated by the Company or the Bank other than for "cause" or terminates his employment for "good reason" (a "covered termination"). The Executive shall receive, within 15 business days following such covered termination, one payment equal to one-half of the highest annual base salary paid to the Executive within the three years preceding the termination. In addition, the Executive shall receive four subsequent cash payments, each equal to one-fourth of the highest annual base salary paid to the Executive within three years preceding the termination. The first installment shall be paid within 180 days following the initial payment. The remaining three payments are each due within 120 days of the payment of the prior installment. Any stock options granted to the Executive under any Company incentive plan shall become fully vested and immediately exercisable. The Company and the Bank shall continue to maintain for 18 months, in full force and effect, any welfare benefits, including life insurance coverage and health and disability benefits which were being provided to the Executive at the time of the termination.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.


                    COMPENSATION & BENEFITS COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Company and the Bank are committed to their mission of being a profit-making institution with ultimate responsibility to shareholders for achieving superior long-term results while maintaining high quality, relationship-based financial services to businesses and consumers within its market areas.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company and the Bank believe that a well-designed and administered executive compensation program is a key component in the attainment of their financial objectives. The goal of the executive compensation program is to link it directly to the achievement of short and longer-term corporate growth and profitability targets and the improvement of shareholder value. The Company and the Bank use a program of cash compensation, equity and benefits to attain this goal.

PAY FOR RESULTS AND PERFORMANCE

  - Executive compensation levels are established via external surveys of the competitive compensation practices and performance of a peer group of similar, publicly-held, independent community banks in California.

  - Annual incentive compensation is based on the Bank's attainment of operating results in areas of credit quality, capital and liquidity ratios and corporate profitability, plus an overall assessment of executive management's performance by the Board of Directors.

  - The Board of Directors approved a new Executive Incentive Compensation Plan in April 1993 to provide annual cash incentive opportunities for the Managing Committee based on meeting measurable bankwide performance goals. In addition, each Managing Committee member's individual performance is taken into account in determining individual goals. The Executive Incentive Compensation Plan did not fund in 1995 because the minimum return on equity ("ROE") goal was not met.

  - The stock option program rewards executive contribution over time and, via the vesting schedule, is designed to retain key executives in the Company's and the Bank's employ. With an emphasis on maintaining a longer-term ownership position in the Common Stock, the plan integrates executive return with that of the shareholder. The Company grants stock options on an annual basis to its executive officers based on performance.

  - The Board of Directors approved a deferred compensation plan, effective February 1, 1994, for a select group of management and Board members in order to allow participants to defer receipt of a portion of their current income on a pre-tax basis.

  - The Company and the Bank also provide a competitive program of benefits for its executives which are tax-efficient and cost effective.

  - The Company and the Bank believe that base compensation is competitive within the industry peer group and that performance-based incentive compensation and stock option programs create a strong linkage between Company and Bank management and their shareholders.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Based on the Bank's performance and competitive compensation practices at peer group institutions, Mr. Hartwig, the President and Chief Executive Officer of the Company and the Bank, was granted a salary increase from $196,750 to $220,000 effective January 1, 1995. In granting this salary increase, the committee and the Board of Directors considered the impact of Mr. Hartwig no longer receiving directors fees effective January 1, 1995. Additionally, during 1995 the Board authorized, pursuant to the 1989 Stock Option Plan of the Company, a grant to Mr. Hartwig of options to purchase all or any part of 30,000 shares of Common Stock. Since the Bank did not meet its ROE goal as specified in the Executive Incentive Compensation Plan, Mr. Hartwig did not receive an incentive award for 1995.

                         Compensation & Benefits Committee

                              William C. Greenbeck, Chair
                              N. K. Abbott
                              R. C. Ball
                              H.A. Beisswenger
                              I. J. Pinsky

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING SHAREHOLDER RETURN PERFORMANCE PRESENTATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.



                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Common Stock with the return of the Amex Market Index and a peer group* constructed by the Company. The graph assumes $100 invested on January 1, 1991 with all dividends fully reinvested. The graph indicates the value of such investment as of each fiscal year end.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                AMONG SC BANCORP.
                     AMEX MARKET INDEX AND PEER GROUP INDEX

- --------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------
                    1990           1991           1992           1993           1994           1995
- ----------------------------------------------------------------------------------------------------
SC BANCORP            100          72.32          64.46          67.60          58.96          77.04
- ----------------------------------------------------------------------------------------------------
PEER GROUP            100         103.60          91.47         105.22         121.31         169.94
- ----------------------------------------------------------------------------------------------------
BROAD MARKET          100         123.17         124.86         148.34         131.04         168.90
- ----------------------------------------------------------------------------------------------------

* The peer group is weighted according to the stock market capitalization for the following stocks: CU Bancorp, CVB Financial Corp., Eldorado Bancorp, First Commercial Bancorp, GBC Bancorp, Metrobank, National Mercantile Bancorp, San Francisco Company, Santa Monica Bank, Silicon Valley Bancshares and Vallicorp Holdings, Inc.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Bank's Compensation & Benefits Committee is comprised of N. Keith Abbott, Robert C. Ball, H.A. Beisswenger, William C. Greenbeck, and Irving J. Pinsky. Mr. Beisswenger served as the President and Chief Executive Officer of the Company and the Bank from 1984 to 1990. Messrs. Abbott, Beisswenger, Greenbeck and Pinsky had loans from the Bank outstanding in 1995 as discussed below under the caption "Certain Relationships and Related Transactions."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Company's Directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board has nominated Messrs. N. Keith Abbott, Robert C. Ball and William
C. Greenbeck to serve as Directors of the Company for a three-year term. If elected, each nominee will hold office until the 1999 annual meeting of shareholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the By-laws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the Proxies will be voted for the election of such other persons for the office of Director as management may recommend in the place of such nominee. See "NOMINEES FOR ELECTION AS DIRECTORS -- Biographical Information."

     THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE THREE NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the independent public accountants of the Company for 1996. Deloitte & Touche LLP has acted in such capacity since its appointment in 1985. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     In the event ratification by the shareholders of the appointment of Deloitte & Touche LLP as the Company's independent public accountants is not obtained, the Board will reconsider such appointment.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented (in person or by proxy) and voting at the meeting, provided that at least a majority of such stock is represented at the meeting, is required for the proposed ratification.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.


                                  SOLICITATION

     The Company will bear the entire cost of preparing, assembling, printing and mailing the Notice of Meeting, this Proxy Statement and the Proxy itself.
In addition to the use of the mails, proxies may be solicited by officers, Directors and other regular employees of the Company by telephone, telegraph or other personal solicitation, and no additional compensation will be paid to such individuals. The Company will use the services of D.F. King & Co., Inc., a professional soliciting organization, to assist in obtaining in person or by proxy the largest number of shareholders possible. The Company estimates its expenses for such services not to exceed $ 4,000. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the American Stock Exchange. Officers, Directors and more than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 1995 its officers and Directors complied with all filing requirements applicable to them.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (i) must be received by the Company at its offices at 3800 East LaPalma Avenue, Anaheim, California 92807, Attention:
Secretary, no later than January 24, 1997 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                   By Order of the Board of Directors


                                   /s/ WILLIAM C. GREENBECK
                                       ---------------------------------------
                                       William C. Greenbeck
                                       SECRETARY
April 12, 1996

                                   SC BANCORP
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS MAY 23, 1996

    The undersigned hereby nominates, constitutes and appoints James E. Cunningham, Irving J. Pinsky and Donald E. Wood or any of them, with full power of substitution, to vote all shares of common stock, no par value, of SC Bancorp (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 23, 1996 or any postponements or adjournments thereof, and upon such other business as may properly come before the Annual Meeting, with all the powers the undersigned would possess if personally present as follows:

1. To elect the Board of Directors' three nominees as directors. Nominees: N. Keith Abbott, Robert C. Ball and William C. Greenbeck.

/ /        FOR ALL NOMINEES LISTED ABOVE                                   / /
           (except as marked to the contrary below)

/ /        WITHHOLD AUTHORITY


 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)
________________________________________________________________________________

    The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve.

    A Vote FOR Proposal 2 is recommended by the Board of Directors:

2. To ratify the appointment of Deloitte & Touche as the Company's Independent Public Accountants for 1996.
             / / FOR             / / AGAINST             / / ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

    Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, officers of a corporation, fiduciaries, etc., should give their full title as such. Partnerships should sign in the partnership name by an authorized person. For shares held jointly, each joint owner should personally sign. If the undersigned hold(s) any of the shares of common stock of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually. Attendance of the undersigned at the Annual Meeting will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote in person.
                                                    DATED: _______________, 1996
                                                    SIGNATURE: _________________
                                                    (signature)
                                                    SIGNATURE: _________________
                                                    (signature, if held jointly)
                                                               _________________
                                                      (title or authority, if
                                                                  applicable)

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY